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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


 Date of report (Date of earliest event reported):  December 21, 2005
                                                   (December 15, 2005)
                                                   -------------------


                          Universal Display Corporation
                 ----------------------------------------------
                 (Exact Name of Registrant Specified in Charter)


       Pennsylvania                  1-12031                   23-2372688
     ----------------            ----------------         --------------------
      (State or Other            (Commission File           (I.R.S. Employer
      Jurisdiction of                 Number)              Identification No.)
      Incorporation)

         375 Phillips Boulevard
                Ewing, NJ                                         08618
  ----------------------------------------                     -----------
  (Address of Principal Executive Offices)                      (Zip Code)


       Registrant's telephone number, including area code: (609) 671-0980
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 3.02         UNREGISTERED SALES OF EQUITY SECURITIES.

In the fourth quarter of 2005, the Registrant issued an aggregate of 552,307 of shares of its common stock upon warrant exercises by existing investors. On December 15, 2005, the number of shares so issued surpassed, in the aggregate, 1% of the number of shares of common stock outstanding on that date (29,244,223 shares). The warrants, which were issued by the Registrant in 2000 in connection with a private placement of securities, had an exercise price of $10.00 per share. The expiration date of the warrants was December 15, 2005, and any outstanding warrants with that expiration date that have not been exercised have expired. The shares were issued in reliance on the exemption from registration contained in Section 4(2) of the Act.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               UNIVERSAL DISPLAY CORPORATION


                               By: /s/ Sidney D. Rosenblatt
                                   ---------------------------------------------
                                       Sidney D. Rosenblatt
                                       Executive Vice President, Chief Financial
                                       Officer, Treasurer and Secretary



Dated: December 21, 2005



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